Exhibit 99.2

Savanna East Africa, Inc.

and Savanna East Africa, Ltd.

 Pro Forma Combined Financial Statements

(unaudited)

Contents

Page

Pro Forma Combined Financial Statements:

Pro Forma Combined Statements of Operations for the three months September 30, 2010 (unaudited)	F-2

Pro Forma Combined Statements of Operations for the year ended June 30, 2010 (unaudited)	F-3

Notes to Pro Forma Combined Financial Statements (unaudited)	F-4

Savanna East Africa, Inc.

and Savanna East Africa, Ltd.

Pro Forma Combined Statement of Operations

For the Three Months Ended September 30, 2010

(unaudited)

	Savanna East Africa, Inc. (1)	Savanna East Africa, Ltd. (2)	Pro forma Adjustments	Pro forma Combined
	(historical)	(historical)

Net Revenue	$-	$-	$-	$-

Cost of Revenue	-	-	-	-

Gross Profit	-	-	-	-

Operating expenses:
General and administrative	56,830	442,186	-	499,016
Professional fees	19,850	-	-
Consulting fees	30,000	-	-	30,000

Total operating expenses	106,680	442,186	-	529,016

Loss from operations	(106,680)	(442,186)	-	(529,016)

Non-operating income (expense):
Change in fair value of derivative liabilities	(653,154)	-	-	(653,154)
Interest income	192	-	-
Interest and finance costs	(198,798)	-	-	-

Total non-operating income (expense):	(851,760)	-	-	(653,154)

Loss before income tax	(958,440)	(442,186)	-	(1,400,626)

Provision for income taxes	-	-	-	-

Net loss	$(958,440)	$(442,186)	$-	$(1,400,626)

Loss per common share	$(0.29)	$(4.42)	$-	$(0.42)

Weighted average shares outstanding	3,297,938	100,000	-	297,938

(1) Source: unaudited financial statements of Savanna East Africa, Inc. included in Form 10Q for the three months ended September 30, 2010.
(2) Source: unaudited financial statements of Savanna East Africa, Ltd. for the period from July 1, 2010 through December 10, 2010 included elsewhere in this Form 8K.

See accompanying notes to pro forma combined financial statements

Savanna East Africa, Inc.

and Savanna East Africa, Ltd.

Pro Forma Combined Statement of Operations

For the Year Ended June 30, 2010

	Savanna East Africa, Inc. (1)	Savanna East Africa, Ltd. (2)	Pro forma Adjustments	Pro forma Combined
	(historical)	(historical)

Net Revenue	$-	$-	$-	$-

Cost of Revenue	-	-	-	-

Gross Profit	-	-	-	-

Operating expenses:
General and administrative	242,335	-	-	242,335
Professional fees	86,020	-
Consulting fees	10,000	-	-	10,000

Total operating expenses	338,355	-	-	252,335

Loss from operations	(338,355)	-	-	(252,335)

Non-operating income (expense):
Gain (loss) on sale of assets	10,714	-	-	10,714
Change in fair value of derivative liability	3,220,177	-	-	3,220,177
Interest income	16	-	-	16
Interest and finance costs	(4,805,850)	-	-	(4,805,850)

Total non-operating (expense) income	(1,574,943)	-	-	(1,574,943)

Loss before income tax	(1,913,298)	-	-	(1,913,298)

Provision for income taxes	-	-	-	-

Net loss	$(1,913,298)	$-	$-	$(1,913,298)

Loss per common share	$(0.59)	$-	$-	$(0.59)

Weighted average shares outstanding	3,268,248	-	-	3,268,248

(1) Source: audited financial statements of Savanna East Africa, Inc. for the year ended June 30, 2010 included in Form 10K.
(2) Source: unaudited financial statements of Savanna East Africa, Ltd. for the year ended June 30, 2010 included elsewhere in this Form 8K.

See accompanying notes to pro forma combined financial statements

Savanna East Africa, Inc.

and Savanna East Africa, Ltd.

Notes to Pro form Combined Financial Statements

NOTE 1 - BASIS OF PRESENTATION

The accompanying pro forma combined balance sheet presents the accounts of Savanna East Africa, Inc. (“SEA”) and Savanna East Africa, Ltd. (“SEA Kenya”) as if the acquisition of SEA Kenya by SEA occurred on September 30, 2010.  The accompanying pro forma combined statement of operations presents the accounts of SEA for the three months ended September 30, 2010 and SEA Kenya for the period from July 1, 2010 through December 10, 2010 (acquisition date). The accompanying pro forma combined statement of operations also presents the accounts of SEA and SEA Kenya for the year ended June 30, 2010, as if the acquisition occurred on July 1, 2009.

F-4